EXHIBIT 13.2

Section 1350 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F/A of Intercept Energy Services Inc. (the “Company”) for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   June 11, 2014

/s/ Marvin Jones”

Marvin Jones
Chief Financial Officer